CFI Fertilizer Outlook Forum Regina, Saskatchewan February 12, 2009 Gord McKenzie Director of Sales Western North America The Near Term Phosphate Outlook Exhibit 99.1

CFI Fertilizer Outlook Forum

February 12, 2009
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy;
changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

CFI Fertilizer Outlook Forum

February 12, 2009
Current Situation
Customers step out of the market
Distribution pipeline plugs
Stocks back-up at production points
Production declines as a result
Crop nutrient markets recalibrate
Supply chain exposed to large inventory valuation
risk

CFI Fertilizer Outlook Forum

February 12, 2009
Customers step out of the market
Build up of distribution pipeline stocks last year
A late North American harvest
Reduced credit availability in some regions
Expectations of lower crop nutrient prices
Large drops in energy and raw materials costs
Declines in crop prices

CFI Fertilizer Outlook Forum

February 12, 2009
Customers step out of the phosphate market
Year-to-date (Jul-Dec) DAP/MAP domestic
shipments were down 47% from the high levels a
year ago.  Shipments during the last three
months (Oct-Dec) were off 60% from a year
earlier.
Year-to-date (Jul-Dec) DAP/MAP exports
were down 21% from a year ago due to a
sharp decline since September.  Exports
during the last three months (Oct-Dec) were
off 55% from a year ago.
U.S. DAP and MAP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI
U.S. DAP and MAP Exports
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI

Mil Tons
U.S. DAP and MAP Producer Stocks
Source: TFI
2.0
1.5
1.0
0.5
0.0
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
MIN MAX Range (2002/03-2006/07)
2007/08
3-Yr Average

Mil Tons
U.S. DAP and MAP Producer Stocks
Source: TFI
2.0
1.5
1.0
0.5
0.0
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
MIN MAX Range (2003/04-2007/08)
2008/09
3-Yr Average

CFI Fertilizer Outlook Forum

February 12, 2009
DAP/MAP stocks were above 3-year averages
Reductions in production in North America slowed down the build-up of inventories. Stocks held by producers at both on- and off-site facilities inched up 2% in
December to more than 1.8 million tons.

CFI Fertilizer Outlook Forum

February 12, 2009
U.S. phosphate production decreases
Year-to-date (Jul-Dec) U.S. phosphoric acid production was down 23% from a year earlier.
The U.S. industry operated at 49% of capacity in November and just 31% of capacity in
December.
U.S. Phosphoric Acid Production and Op. Rates
200
300
400
500
600
700
800
900
1,000
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
1000 Tons
P
2
O
5
30
40
50
60
70
80
90
100
Percent
2007/08 Production 2007/08 Operating Rate
Source: TFI and Mosaic
U.S. Phosphoric Acid Production and Op. Rates
200
300
400
500
600
700
800
900
1,000
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
1000 Tons
20
30
40
50
60
70
80
90
100
Percent
2008/09 Production 2008/09 Operating Rate
Source: TFI and Mosaic
P
2
O
5

CFI Fertilizer Outlook Forum

February 12, 2009
Expectations of lower crop nutrient prices
Ammonia Prices
c&f Tampa
50
150
250
350
450
550
650
750
850
950
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
The rise and fall of phosphate raw materials costs
Sulphur Prices
c&f Tampa
0
100
200
300
400
500
600
700
00 01 02 03 04 05 06 07 08 09
$ LT
Source: Green Markets

CFI Fertilizer Outlook Forum

February 12, 2009
Crop nutrient markets recalibrate
Potash Prices
Blend Grade fob U.S. Midwest Warehouse
0
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets
Prilled Urea Prices
fob Yuzhnyy
50
150
250
350
450
550
650
750
850
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertilizer Week America
DAP Prices
fob Tampa Vessel
100
300
500
700
900
1100
1300
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
The entire supply chain captured large
inventory gains on the way up, but now is
exposed to potentially equally large inventory
losses on the way down.

CFI Fertilizer Outlook Forum

February 12, 2009
Near Term Outlook
Nutrient demand prospects begin to improve
Another record crop is required in 2009
A rally in agricultural commodities prices
Lower crop input costs
Better farm economics
Demand deferral vs. destruction
Reduction in production worldwide
Adjustments to get product moving through the supply chain
Inventory write-downs
Averaging down inventory costs via new purchases
Cost-based retail pricing
Potential test of NA supply chain capacity this spring

CFI Fertilizer Outlook Forum

February 12, 2009
Stock drawdown stopped but not reversed
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09E 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)
2009/10 Scenario Assumptions
Low Medium High
Increase in Harvested Area (Mil HA) 0 0 0
Yield (Deviation from 10-Year Trend) Largest Negative 0 Largest Positive
Demand Growth 0.0% 1.0% 2.0%

CFI Fertilizer Outlook Forum

February 12, 2009
From record area and yields
World Grain and Oilseed Area and Yields
600
650
700
750
800
850
900
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
Mil Hectares
1.50
1.75
2.00
2.25
2.50
2.75
3.00
Tonnes per
Hectare
Harvested Area Yield Linear (Yield)
Source: USDA and Mosaic
The global average yield also increased this year (and revised upward this month)
due to the potent combination of profitable farm economics and favorable weather throughout much of the world.  In fact, trend yields would have produced a 73 million tonnes smaller harvest in 2008.

CFI Fertilizer Outlook Forum

February 12, 2009
Crop prices moved higher (Dec 5 trough to Feb 6 change)
2009 New Crop Prices
Daily Close of New Crop Options Jan 2, 2008 to Feb 6, 2009
2
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT
+18% or $1.44 bu
+20% or $0.71 bu
+17% or $0.89 bu

CFI Fertilizer Outlook Forum

February 12, 2009
Stock Draw
Stock Build
Domestic Phosphate Outlook:   Case 1
2008/09 Change U.S. Phosphate Demand: -10.5%
2008/09 Change in U.S. DAP/MAP Shipments: -25.9%
U.S. Phosphate Use and DAP/MAP Shipments
2.75
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tons
P
2
O
5
5.75
6.00
6.25
6.50
6.75
7.00
7.25
7.50
7.75
8.00
8.25
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30

CFI Fertilizer Outlook Forum

February 12, 2009
Large shipments are required this spring if
DAP/MAP shipments decline 26% this year
U.S. DAP and MAP Domestic Shipments
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: TFI and Mosaic
Case 1:   26% Drop in U.S. DAP/MAP Shipments in 2008/09

CFI Fertilizer Outlook Forum

February 12, 2009
Stock Draw
Stock Build
Domestic Phosphate Outlook:   Case 2
2008/09 Change U.S. Phosphate Demand: -18.8%
2008/09 Change in U.S. DAP/MAP Shipments: -40.4%
U.S. Phosphate Use and DAP/MAP Shipments
2.75
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tons
P
2
O
5
4.50
4.90
5.30
5.70
6.10
6.50
6.90
7.30
7.70
8.10
8.50
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30

CFI Fertilizer Outlook Forum

February 12, 2009
Below average shipments required this spring if
shipments continue to run 40% below last year
Case 2:   40% Drop in U.S. DAP/MAP Shipments in 2008/09
U.S. DAP and MAP Domestic Shipments
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: TFI and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
Global import demand outside of China is expected
to drop 10% in 2008
Processed phosphate includes
DAP, MAP and TSP
World Less China Phosphate Import Demand
0
5
10
15
20
25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
DAP/MAP/TSP
W Europe Asia Less China
Oceania L America
Other
Source: Fertecon, IFA and Mosaic
After surging 12% or 2.3 million
tonnes in 2007, import demand
(outside China) is expected to
decline 10% or almost 2.2  million
tonnes in 2008 due to a build up of
distribution pipeline stocks in some
regions (e.g. Brazil, Argentina, the
U.S. etc.) and lower demand in
other regions.

CFI Fertilizer Outlook Forum

February 12, 2009
India imports more than doubled in 2008
DAP fabrication was down 26% so
far this fertilizer year.
DAP/MAP imports surged 105% to
almost 6.1 million tonnes in
calendar year 2008.
India Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
DAP MAP
Source: Fertecon, IFA and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
Latin America imports are expected to decline 32%
in 2008
Import demand is expected to
decline 32% in 2008 due to high
carryover stocks in Argentina and
Brazil and the re-start of the
Fertinal plant in Mexico.
Latin America Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
Brazilian imports dropped about 28% in 2008
Imports dropped 28% or more
than 1.0 million tonnes in 2008 as
the country continues to battle
with high inventory level. Import
demand are expected to remain
at very low levels in these few
months.
Market condition deteriorated and
fertilizer shipments totaled about
22.4 million tonnes in 2008, down
from the peak 24.6 million tonnes
set in 2007.
Brazil Processed Phosphate Import Demand
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
DAP MAP TSP
Source: Fertecon, ANDA and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
Argentine imports dropped 43% in 2008
Total processed phosphate
import demand from Argentina
declined 43% or 580,000 tonnes
to 780,000 tonnes in 2008.
The market needs more time to
work off relatively high stocks in
the distribution pipeline.
Argentina Processed Phosphate Import Demand
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
Exports are expected to be down from major
exporting regions
Processed phosphate includes DAP, MAP and TSP
U.S. processed phosphate
exports dropped from 12 million
tonnes during the last half of the
1990s and from 9 million tonnes
during the first half of this
decade to about 5.6 million
tonnes in calendar year 2008.
Exports from Africa also
declined significantly in 2008.
World Processed Phosphate Export Supply
0
5
10
15
20
25
30
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
U.S. Africa and Middle East FSU Other
Source: Fertecon, IFA and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
China exports plunged more than 50% in 2008
DAP and MAP exports in December totaled less than 80,000 tonnes. DAP/MAP exports plunged more than 50% to 1.8 million tonnes in 2008.
Chinese export taxes and procurement strategies cause uncertainty and China will remain a wild card in 2009.
China Monthly DAP and MAP Exports
0
100
200
300
400
500
600
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1,000 Tonnes
2007 2008
Source: China Customs
China DAP and MAP Export Supply
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
DAP MAP
Source: Fertecon, IFA, China Customs and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
Moroccan processed phosphate
exports dropped 37% in 2008.
OCP announced the shutdown
of the large Jorf Lasfar complex
starting on November 1 in
response to the slowdown in
phosphate shipments.
Moroccan exports dropped 37% in 2008
Morocco Processed Phosphate Export Supply
0.0
0.5
1.0
1.5
2.0
2.5
3.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic

CFI Fertilizer Outlook Forum

February 12, 2009
Near Term Outlook
Nutrient demand prospects begin to improve
Another record crop is required in 2009
A rally in agricultural commodities prices
Lower crop input costs
Better farm economics
Demand deferral vs. destruction
Reduction in production worldwide
Adjustments to get product moving through the supply chain
Inventory write-downs
Averaging down inventory costs via new purchases
Cost-based retail pricing
Potential test of NA supply chain capacity this spring

CFI Fertilizer Outlook Forum Regina, Saskatchewan February 12, 2009 Gord McKenzie Director of Sales Western North America The Near Term Phosphate Outlook Thank You